                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-5225

                        Oppenheimer Quest for Value Funds
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

                      Date of reporting period: 07/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                                                      Shares           Value
                                                                                   ------------   ---------------
COMMON STOCKS--64.2%
CONSUMER DISCRETIONARY--7.1%
AUTO COMPONENTS--1.2%
Goodyear Tire & Rubber Co. (The)(1)                                                   1,760,000   $    29,955,200
HOTELS, RESTAURANTS & LEISURE--1.9%
International Game Technology                                                         2,340,000        46,215,000
HOUSEHOLD DURABLES--0.8%
Newell Rubbermaid, Inc.(2)                                                            1,400,000        18,018,000
SPECIALTY RETAIL--3.2%
Bed Bath & Beyond, Inc.(1)                                                              700,000        24,325,000
Gap, Inc. (The)                                                                       1,760,000        28,723,200
PetSmart, Inc.                                                                        1,032,745        23,102,506
                                                                                                  ---------------
                                                                                                       76,150,706
                                                                                                  ---------------
CONSUMER STAPLES--1.8%
FOOD & STAPLES RETAILING--0.6%
CVS Caremark Corp.                                                                      440,000        14,731,200
FOOD PRODUCTS--1.2%
Dean Foods Co.(1)                                                                     1,320,000        27,970,800
ENERGY--8.6%
ENERGY EQUIPMENT & SERVICES--2.8%
Halliburton Co.                                                                       1,176,400        25,986,676
Transocean Ltd.(1)                                                                      515,300        41,064,257
                                                                                                  ---------------
                                                                                                       67,050,933
                                                                                                  ---------------
OIL, GAS & CONSUMABLE FUELS--5.8%
Cameco Corp.                                                                          1,320,000        36,498,000
Chevron Corp.                                                                           530,000        36,819,100
Occidental Petroleum Corp.                                                              220,000        15,694,800
XTO Energy, Inc.                                                                      1,270,000        51,092,100
                                                                                                  ---------------
                                                                                                      140,104,000
                                                                                                  ---------------
FINANCIALS--16.0%
CAPITAL MARKETS--2.2%
Goldman Sachs Group, Inc. (The)                                                         130,000        21,229,000
Morgan Stanley(2)                                                                     1,140,000        32,490,000
                                                                                                  ---------------
                                                                                                       53,719,000
                                                                                                  ---------------
COMMERCIAL BANKS--1.8%
Fifth Third Bancorp                                                                   4,390,000        41,705,000
CONSUMER FINANCE--2.8%
Capital One Financial Corp.(2)                                                        1,630,400        50,053,280
Discover Financial Services                                                           1,450,000        17,226,000
                                                                                                  ---------------
                                                                                                       67,279,280
                                                                                                  ---------------
DIVERSIFIED FINANCIAL SERVICES--3.0%
Bank of America Corp.                                                                 4,910,000        72,618,900
INSURANCE--6.2%
AFLAC, Inc.                                                                             870,000        32,938,200
Hartford Financial Services Group, Inc. (The)(2)                                      1,300,000        21,437,000
Lincoln National Corp.(2)                                                             1,230,000        26,063,700
MetLife, Inc.                                                                           999,300        33,926,235


                       1 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                                                      Shares           Value
                                                                                   ------------   ---------------
COMMON STOCKS CONTINUED
FINANCIALS CONTINUED
INSURANCE CONTINUED
Prudential Financial, Inc.                                                              790,000   $    34,973,300
                                                                                                  ---------------
                                                                                                      149,338,435
                                                                                                  ---------------
HEALTH CARE--9.6%
BIOTECHNOLOGY--3.3%
Biogen Idec, Inc.(1)                                                                    420,000        19,971,000
Genzyme Corp. (General Division)(1, 2)                                                  370,000        19,199,300
Regeneron Pharmaceuticals, Inc.(1, 2)                                                 1,010,000        21,654,400
Theravance, Inc.(1, 2)                                                                1,320,000        19,932,000
                                                                                                  ---------------
                                                                                                       80,756,700
                                                                                                  ---------------
HEALTH CARE PROVIDERS & SERVICES--2.4%
Health Net, Inc.(1)                                                                     870,000        11,771,100
WellPoint, Inc.(1)                                                                      855,000        45,007,200
                                                                                                  ---------------
                                                                                                       56,778,300
                                                                                                  ---------------
PHARMACEUTICALS--3.9%
Abbott Laboratories                                                                     420,000        18,895,800
Merck & Co., Inc.(2)                                                                    530,000        15,905,300
Pfizer, Inc.(2)                                                                         960,000        15,292,800
Roche Holding Ltd., Sponsored ADR                                                       570,000        22,423,800
Sepracor, Inc.(1, 2)                                                                  1,200,000        20,820,000
                                                                                                  ---------------
                                                                                                       93,337,700
                                                                                                  ---------------
INDUSTRIALS--3.8%
AEROSPACE & DEFENSE--0.9%
Boeing Co. (The)(2)                                                                     490,000        21,025,900
AIR FREIGHT & LOGISTICS--1.2%
United Parcel Service, Inc., Cl. B(2)                                                   570,000        30,626,100
INDUSTRIAL CONGLOMERATES--1.2%
General Electric Co.(2)                                                               2,155,100        28,878,340
MACHINERY--0.5%
Navistar International Corp.(1)                                                         310,000        12,257,400
INFORMATION TECHNOLOGY--13.5%
COMMUNICATIONS EQUIPMENT--2.9%
Cisco Systems, Inc.(1)                                                                1,540,000        33,895,400
QUALCOMM, Inc.                                                                          790,000        36,505,900
                                                                                                  ---------------
                                                                                                       70,401,300
                                                                                                  ---------------
COMPUTERS & PERIPHERALS--3.5%
Apple, Inc.(1)                                                                          300,000        49,017,000
EMC Corp.(1)                                                                          2,363,600        35,595,816
                                                                                                  ---------------
                                                                                                       84,612,816
                                                                                                  ---------------
INTERNET SOFTWARE & SERVICES--1.7%
Google, Inc., Cl. A(1)                                                                   90,000        39,874,500
IT SERVICES--2.6%
Infosys Technologies Ltd., Sponsored ADR(2)                                           1,450,000        62,393,500


                       2 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                                                      Shares           Value
                                                                                   ------------   ---------------
COMMON STOCKS CONTINUED
INFORMATION TECHNOLOGY CONTINUED
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.8%
ASML Holding NV(2)                                                                    1,140,000   $    29,651,400
Samsung Electronics Ltd., Sponsored GDR(3)                                              132,000        39,072,000
                                                                                                  ---------------
                                                                                                       68,723,400
                                                                                                  ---------------
MATERIALS--3.8%
CHEMICALS--1.0%
Potash Corp. of Saskatchewan, Inc.                                                      270,000        25,112,700
METALS & MINING--2.8%
Freeport-McMoRan Copper & Gold, Inc., Cl. B(2)                                          740,000        44,622,000
Vale SA, Sponsored ADR(2)                                                             1,100,000        21,703,000
                                                                                                  ---------------
                                                                                                       66,325,000
                                                                                                  ---------------
Total Common Stocks (Cost $1,440,363,836)                                                           1,545,960,110
                                                                                                  ---------------

                                                                                     Principal
                                                                                      Amount
                                                                                   ------------
ASSET-BACKED SECURITIES--0.8%
CWHEQ Home Equity Loan Trust, Home Equity Loan Asset-Backed Certificates,
   Series 2007-S2, Cl. A3, 5.813%, 5/1/37                                          $ 14,530,233         5,193,822
Ford Credit Auto Owner Trust 2009-A, Auto Receivables Asset-Backed Certificates,
   Series 2009-A, Cl. A4, 6.07%, 5/15/14                                             10,491,000        11,216,310
Morgan Stanley Capital, Inc., Sub. Collateralized Loan Obligations,
   Series 2005-NC1, Cl. A2C, 0.665%, 1/25/35(4)                                       3,488,685         2,404,893
Residential Funding Mortgage Securities, Collaterized Loan Obligation,
   Series 2000-HI1, Cl. AI7, 8.29%, 2/25/25                                             626,507           507,229
                                                                                                  ---------------
Total Asset-Backed Securities (Cost $17,603,557)                                                       19,322,254
                                                                                                  ---------------
MORTGAGE-BACKED OBLIGATIONS--10.3%
Chase Mortgage Finance Trust, Series 2007-A2, Multiclass Mtg. Pass-Through
   Certificates, Series 2007-A2, Cl. 7A1, 5.881%, 7/1/37, 5.881% , 07/1/37(4)        11,459,956         9,239,358
Federal Home Loan Mortgage Corp., Series 3546, Cl. NB, 4%, 6/1/24                     4,546,000         4,362,649
Federal National Mortgage Assn., 4.50%, 9/1/39(5)                                    50,000,000        50,140,600
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
   Pass-Through Certificates:
Trust 2006-83, Cl. FH, 0.725%, 9/25/36(4)                                            10,773,812        10,526,220
Trust 2006-93, Cl. MF, 0.685%, 10/25/36(4)                                           22,174,233        21,770,464
Government National Mortgage Assn.:
4.50%, 8/1/39-9/1/39(5)                                                             104,429,000       104,930,968
5.50%, 6/1/37-6/15/38                                                                27,860,166        29,030,134
Wells Fargo Mortgage Backed Securities 2006-5 Trust, Mtg. Pass-Through
   Certificates, Series 2006-5, Cl. 1A3, 5.25%, 4/1/36                                7,908,906         7,537,592
Wells Fargo Mortgage-Backed Securities 2004-EE Trust, Mtg. Pass-Through
   Certificates, Series 2004-EE, Cl. 3A2, 4.49%, 12/1/34(4)                           9,683,804         9,024,727
                                                                                                  ---------------
Total Mortgage-Backed Obligations (Cost $244,662,414)                                                 246,562,712
                                                                                                  ---------------


                       3 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                                                     Principal
                                                                                      Amount           Value
                                                                                   ------------   ---------------
U.S. GOVERNMENT OBLIGATIONS--5.6%
U.S. Treasury Bonds, 4.25%, 5/15/39                                                $ 14,200,000   $    14,089,141
U.S. Treasury Nts.:                                                                  58,967,000        59,319,995
2.625%, 6/30/14-7/31/14
3.125%, 5/15/19                                                                      10,157,000         9,863,392
3.25%, 6/30/26                                                                       50,000,000        50,453,150
                                                                                                  ---------------
Total U.S. Government Obligations (Cost $133,024,941)                                                 133,725,678
                                                                                                  ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--14.6%
CONSUMER DISCRETIONARY--0.4%
AUTO COMPONENTS--0.4%
Goodyear Tire & Rubber Co. (The), 10.50% Sr. Unsec. Nts., 5/15/16                     9,180,000         9,891,450
CONSUMER STAPLES--1.3%
BEVERAGES--0.7%
PepsiCo, Inc., 7.90% Sr. Unsec. Nts., 11/1/18                                        12,750,000        16,095,371
HOUSEHOLD PRODUCTS--0.1%
Colgate-Palmolive Co., 4.20% Sr. Unsec. Nts., 5/15/13                                 2,000,000         2,117,454
TOBACCO--0.5%
Altria Group, Inc., 9.25% Sr. Unsec. Nts., 8/6/19                                    10,000,000        11,995,420
ENERGY--2.1%
ENERGY EQUIPMENT & SERVICES--0.3%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19                                    4,171,000         4,483,825
Smith International, Inc., 9.75% Sr. Unsec. Nts., 3/15/19                             2,845,000         3,451,178
                                                                                                  ---------------
                                                                                                        7,935,003
                                                                                                  ---------------
OIL, GAS & CONSUMABLE FUELS--1.8%
Canadian Oil Sands Trust, 7.75% Sr. Unsec. Nts., 5/15/19(3)                          18,719,000        20,102,577
Husky Energy, Inc., 7.25% Sr. Unsec. Unsub. Nts., 12/15/19                            5,010,000         5,761,340
Polar Tankers, Inc., 5.951% Sr. Unsec. Bonds, 5/10/37(3)                             10,000,000         9,639,360
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75% Sr. Sec. Bonds, 9/30/19(3)       7,600,000         7,948,650
                                                                                                  ---------------
                                                                                                       43,451,927
                                                                                                  ---------------
FINANCIALS--7.3%
CAPITAL MARKETS--1.3%
Ameriprise Financial, Inc., 5.35% Sr. Unsec. Nts., 11/15/10                             901,000           900,783
Goldman Sachs Group, Inc. (The), 6.15% Sr. Unsec. Nts., 4/1/18                        5,868,000         6,289,387
Morgan Stanley:                                                                       9,885,000         9,779,102
1.086% Sr. Unsec. Unsub. Nts., Series F, 5/7/10(4)
6.625% Sr. Unsec. Nts., Series F, 4/1/18                                             14,765,000        15,760,855
                                                                                                  ---------------
                                                                                                       32,730,127
                                                                                                  ---------------
COMMERCIAL BANKS--0.3%
PNC Preferred Funding Trust I, 6.113% Perpetual Bonds(3, 6)                          11,800,000         6,517,990
CONSUMER FINANCE--1.1%
American Express Credit Corp.:
1.685% Sr. Unsec. Nts., Series C, 5/27/10(4)                                         15,414,000        15,337,315
5% Nts., Series B, 12/2/10                                                           10,870,000        11,067,649
                                                                                                  ---------------
                                                                                                       26,404,964
                                                                                                  ---------------


                       4 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                                                     Principal
                                                                                      Amount           Value
                                                                                   ------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
FINANCIALS CONTINUED
DIVERSIFIED FINANCIAL SERVICES--4.6%
Bank of America Corp.:
5.75% Sr. Unsec. Nts., 12/1/17                                                     $ 15,000,000   $    14,443,530
6.50% Sr. Unsec. Unsub. Nts., 8/1/16                                                 19,805,000        20,198,109
Bear Stearns Cos., Inc. (The), 1.218% Sr. Unsec. Unsub. Nts., 2/1/12(4)              15,185,000        14,949,253
Citigroup, Inc.:                                                                     19,740,000        19,847,919
4.625% Nts., 8/3/10
6% Nts., 2/21/12                                                                     15,050,000        15,253,792
8.125% Sr. Unsec. Nts., 7/15/39                                                       6,177,000         6,253,613
8.50% Sr. Unsec. Nts., 5/22/19                                                        4,475,000         4,778,964
JPMorgan Chase & Co., 4.65% Sr. Unsec. Nts., 6/1/14                                  15,000,000        15,654,510
                                                                                                  ---------------
                                                                                                      111,379,690
                                                                                                  ---------------
INDUSTRIALS--0.6%
BUILDING PRODUCTS--0.3%
Owens Corning, Inc., 9% Unsec. Sub. Nts., 6/15/19                                     8,182,000         8,502,096
INDUSTRIAL CONGLOMERATES--0.3%
General Electric Capital Corp., 5.90% Sr. Unsec. Unsub. Nts., 5/13/14                 6,150,000         6,552,825
MATERIALS--2.7%
CHEMICALS--0.3%
Agrium, Inc., 6.75% Sr. Unsec. Nts., 1/15/19                                          6,020,000         6,352,749
METALS & MINING--2.4%
ArcelorMittal, 5.375% Sr. Unsec. Unsub. Nts., 6/1/13(3)                               3,008,000         3,074,375
BHP Billiton Finance (USA) Ltd., 6.50% Sr. Unsec. Unsub. Nts., 4/1/19                30,186,000        34,466,828
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17                         4,529,000         4,807,547
Rio Tinto Alcan, Inc., 4.50% Sr. Unsec. Unsub. Nts., 5/15/13                          6,004,000         5,996,597
Rio Tinto Finance (USA) Ltd., 9% Sr. Unsec. Nts., 5/1/19                              5,371,000         6,338,486
Vale Overseas Ltd., 6.875% Bonds, 11/21/36                                            3,000,000         3,044,577
                                                                                                  ---------------
                                                                                                       57,728,410
                                                                                                  ---------------
TELECOMMUNICATION SERVICES--0.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Verizon Communications, Inc., 6.35% Sr. Unsec. Nts., 4/1/19                           3,575,000         4,041,702
                                                                                                  ---------------
Total Non-Convertible Corporate Bonds and Notes (Cost $338,048,235)                                   351,697,178
                                                                                                  ---------------
TOTAL INVESTMENTS, AT VALUE (EXCLUDING INVESTMENTS PURCHASED WITH CASH
   COLLATERAL FROM SECURITIES LOANED) (COST $2,173,702,983)                                         2,297,267,932


                       5 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                                                      Shares
                                                                                   ------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--10.4%(7)
OFI Liquid Assets Fund, LLC, 0.85% (8, 9) (Cost $251,241,275)                       251,241,275       251,241,275

                                                                                                       Value
                                                                                                  ---------------
TOTAL INVESTMENTS, AT VALUE (COST $2,424,944,258)                                         105.9%  $ 2,548,509,207
Liabilities in Excess of Other Assets                                                      (5.9)     (141,246,579)
                                                                                          -----   ---------------
Net Assets                                                                                100.0%  $ 2,407,262,628
                                                                                          =====   ===============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Partial or fully-loaned security. See accompanying Notes.

(3.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $86,354,952 or 3.59% of the Fund's net assets as of July 31, 2009.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) When-issued security or delayed delivery to be delivered and settled after July 31, 2009. See accompanying Notes.

(6.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(7.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.

(8.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:



                                 SHARES                                        SHARES
                              OCTOBER 31,       GROSS           GROSS         JULY 31,
                                  2008        ADDITIONS       REDUCTIONS        2009
                              -----------   -------------   -------------   -----------
OFI Liquid Assets Fund, LLC   142,691,700   1,446,951,333   1,338,401,758   251,241,275

                                  VALUE        INCOME
                              ------------   ----------
OFI Liquid Assets Fund, LLC   $251,241,275   $1,246,226(a)

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(9.) Rate shown is the 7-day yield as of July 31, 2009.


                       6 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-singnificant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

                                                                 LEVEL 2--         LEVEL 3--
                                               LEVEL 1--           OTHER          SIGNIFICANT
                                              UNADJUSTED        SIGNIFICANT      UNOBSERVABLE
                                             QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                            --------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                   $  170,338,906      $         --         $--        $  170,338,906
   Consumer Staples                             42,702,000                --          --            42,702,000
   Energy                                      207,154,933                --          --           207,154,933
   Financials                                  384,660,615                --          --           384,660,615
   Health Care                                 230,872,700                --          --           230,872,700
   Industrials                                  92,787,740                --          --            92,787,740
   Information Technology                      326,005,516                --          --           326,005,516
   Materials                                    91,437,700                --          --            91,437,700
Asset-Backed Securities                                 --        19,322,254          --            19,322,254
Mortgage-Backed Obligations                             --       246,562,712          --           246,562,712
U.S. Government Obligations                             --       133,725,678          --           133,725,678
Non-Convertible Corporate Bonds and Notes               --       351,697,178          --           351,697,178
Investments Purchased with Cash
   Collateral from Securities Loaned           251,241,275                --          --           251,241,275
                                            --------------      ------------         ---        --------------
Total Assets                                $1,797,201,385      $751,307,822         $--        $2,548,509,207
                                            --------------      ------------         ---        --------------


                       7 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's


                       8 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages


                       9 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities      $227,146,502
Sold securities             72,247,277

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment


                      10 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Balanced Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of July 31, 2009, the Fund had on loan securities valued at $247,668,667. Collateral of $251,241,275 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $2,467,870,682
                                 ==============
Gross unrealized appreciation    $  190,976,501
Gross unrealized depreciation      (110,337,976)
                                 --------------
Net unrealized appreciation      $   80,638,525
                                 ==============


                      11 | Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                             Shares           Value
                                                          ------------   --------------
COMMON STOCKS--41.1%
CONSUMER DISCRETIONARY--2.4%
MEDIA--2.4%
Cablevision Systems Corp. New York Group, Cl. A                168,190   $    3,442,849
Jupiter Telecommunications Co. Ltd.                             15,943       13,394,647
Liberty Global, Inc., Series A(1)                              609,178       12,762,279
Liberty Global, Inc., Series C(1)                              383,687        7,996,037
National CineMedia, Inc.                                       266,919        3,926,378
                                                                         --------------
                                                                             41,522,190
                                                                         --------------
CONSUMER STAPLES--3.9%
FOOD & STAPLES RETAILING--1.0%
Kroger Co. (The)                                               762,700       16,306,526
FOOD PRODUCTS--1.5%
Nestle SA                                                      649,310       26,722,176
TOBACCO--1.4%
Altria Group, Inc.                                             441,900        7,746,507
Lorillard, Inc.                                                231,200       17,044,064
                                                                         --------------
                                                                             24,790,571
                                                                         --------------
ENERGY--3.4%
OIL, GAS & CONSUMABLE FUELS--3.4%
Chevron Corp.                                                  467,700       32,491,119
Exxon Mobil Corp.(2)                                           386,600       27,212,774
                                                                         --------------
                                                                             59,703,893
                                                                         --------------
FINANCIALS--5.0%
COMMERCIAL BANKS--1.2%
Wells Fargo & Co.                                              875,000       21,402,500
DIVERSIFIED FINANCIAL SERVICES--2.2%
JPMorgan Chase & Co.                                           973,100       37,610,315
INSURANCE--1.6%
Assurant, Inc.                                                 301,700        7,699,384
Everest Re Group Ltd.                                          247,400       19,846,428
                                                                         --------------
                                                                             27,545,812
                                                                         --------------
HEALTH CARE--4.9%
BIOTECHNOLOGY--0.7%
Amicus Therapeutics, Inc.(1, 2)                                398,741        4,541,660
Genzyme Corp. (General Division)(1)                            162,600        8,437,314
                                                                         --------------
                                                                             12,978,974
                                                                         --------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
Beckman Coulter, Inc.                                          158,700        9,996,513
Covidien plc                                                   369,900       13,985,919
                                                                         --------------
                                                                             23,982,432
                                                                         --------------
HEALTH CARE PROVIDERS & SERVICES--1.4%
Aetna, Inc.                                                    547,300       14,760,681
Medco Health Solutions, Inc.(1)                                183,700        9,710,382
                                                                         --------------
                                                                             24,471,063
                                                                         --------------
PHARMACEUTICALS--1.4%
Abbott Laboratories(2)                                         165,600        7,450,344


                  1 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                             Shares           Value
                                                          ------------   --------------
PHARMACEUTICALS CONTINUED
Wyeth                                                          367,200   $   17,093,160
                                                                         --------------
                                                                             24,543,504
                                                                         --------------
INDUSTRIALS--1.8%
AEROSPACE & DEFENSE--0.2%
Orbital Sciences Corp.(1, 2)                                   212,000        2,870,480
MACHINERY--1.3%
Joy Global, Inc.                                               250,500        9,313,590
Navistar International Corp.(1)                                333,000       13,166,820
                                                                         --------------
                                                                             22,480,410
                                                                         --------------
TRADING COMPANIES & DISTRIBUTORS--0.3%
Aircastle Ltd.                                                 715,800        5,196,708
INFORMATION TECHNOLOGY--17.4%
COMMUNICATIONS EQUIPMENT--4.8%
QUALCOMM, Inc.                                                 920,900       42,554,789
Research in Motion Ltd.(1, 3)                                  541,300       41,138,800
                                                                         --------------
                                                                             83,693,589
                                                                         --------------
COMPUTERS & PERIPHERALS--0.6%
Apple, Inc.(1)                                                  60,900        9,950,451
INTERNET SOFTWARE & SERVICES--3.2%
eBay, Inc.(1, 2)                                               849,800       18,058,250
Google, Inc., Cl. A(1, 2)                                       85,200       37,747,860
                                                                         --------------
                                                                             55,806,110
                                                                         --------------
SOFTWARE--8.8%
Microsoft Corp.(2)                                           1,534,700       36,096,144
Novell, Inc.(1, 2)                                           1,186,600        5,434,628
Synopsys, Inc.(1)                                              465,700        9,304,686
Take-Two Interactive Software, Inc.(2, 4)                    7,372,043       70,181,849
THQ, Inc.(1, 2, 4)                                           4,906,100       32,919,931
                                                                         --------------
                                                                            153,937,238
                                                                         --------------
MATERIALS--2.3%
CHEMICALS--2.3%
Celanese Corp., Series A                                       238,350        6,125,595
Lubrizol Corp. (The)(2)                                        414,000       23,983,020
Potash Corp. of Saskatchewan, Inc.                             105,800        9,840,458
                                                                         --------------
                                                                             39,949,073
                                                                         --------------
Total Common Stocks (Cost $732,792,945)                                     715,464,015
                                                                         --------------
PREFERRED STOCKS--2.3%
Mylan, Inc., 6.50% Cv., Non-Vtg.                                20,100       17,728,200
Schering-Plough Corp., 6% Cv.                                   92,200       21,504,730
                                                                         --------------
Total Preferred Stocks (Cost $25,981,255)                                    39,232,930


                  2 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                            Principal
                                                             Amount           Value
                                                          ------------   --------------
ASSET-BACKED SECURITIES--0.1%
Babcock & Brown Air Funding Ltd.,
   Asset-Backed Certificates, Series
   2007-1A, Cl. G1, 0.593%, 10/14/33(5, 6)
   (Cost $1,269,692)                                      $  2,427,000   $    1,310,580
MORTGAGE-BACKED OBLIGATIONS--0.1%
Mastr Adjustable Rate Mortgages Trust
   2004-13, Mtg. Pass-Through Certificates, Series
   2004-13, Cl. 2 A2, 4.362%, 4/1/34(5)
   (Cost $1,927,366)                                         2,261,936        2,106,286
CONVERTIBLE CORPORATE BONDS AND NOTES--0.3%
Take-Two Interactive Software, Inc.,
   4.375% Cv. Sr. Nts., 6/1/14(4) (Cost $4,611,000)          4,611,000        5,147,029

                                                             Shares
                                                          ------------
INVESTMENT COMPANY--56.7%
Oppenheimer Institutional Money Market Fund, Cl. E,
   0.42%(4, 7) (Cost $986,615,775)                         986,615,775      986,615,775
TOTAL INVESTMENTS, AT VALUE (COST $1,753,198,033)                100.6%   1,749,876,615
Liabilities in Excess of Other Assets                             (0.6)     (10,977,406)
                                                          ------------   --------------
Net Assets                                                       100.0%  $1,738,899,209
                                                          ------------   --------------

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) All or a portion of the security was segregated by the Fund comprising a total segregated amount of $163,224,630, which represented 1,301.20% of the market value of securities sold short. See accompanying Notes.

(3.) A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.


                  3 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

(4.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                         SHARES/PRINCIPAL                               SHARES/PRINCIPAL
                                              AMOUNT           GROSS          GROSS          AMOUNT
                                         OCTOBER 31, 2008    ADDITIONS     REDUCTIONS     JULY 31, 2009
                                         ----------------   -----------   -----------   ----------------
OFI Liquid Assets Fund, LLC                          --      24,244,400    24,244,400               --
Oppenheimer Institutional Money
   Market Fund, Cl. E                       569,978,857     946,260,270   529,623,352      986,615,775
Take-Two Interactive Software, Inc.           6,780,343         591,700            --        7,372,043
Take-Two Interactive Software, Inc.,
   4.375% Cv. Sr. Nts., 6/1/14                       --       4,611,000            --        4,611,000
THQ, Inc.                                     3,260,178       1,645,922            --        4,906,100

                                             VALUE           INCOME
                                         ---------------   ----------
OFI Liquid Assets Fund, LLC              $           --    $   14,909(a)
Oppenheimer Institutional Money Market
   Fund, Cl. E                              986,615,775     6,099,369
Take-Two Interactive Software, Inc.          70,181,849            --
Take-Two Interactive Software, Inc.,
   4.375% Cv. Sr. Nts., 6/1/14                5,147,029        32,514
THQ, Inc.                                    32,919,931            --
                                         --------------    ----------
                                         $1,094,864,584    $6,146,792
                                         ==============    ==========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(5.) Represents the current interest rate for a variable or increasing rate security.

(6.) Illiquid security. The aggregate value of illiquid securities as of July
     31, 2009 was $1,310,580, which represents 0.08% of the Fund's net assets. See accompanying Notes

(7.) Rate shown is the 7-day yield as of July 31, 2009.

                                       Shares
                                     Sold Short       Value
                                     ----------   ------------
COMMON STOCK SECURITIES SOLD
   SHORT--(0.7)%
Central European Media Enterprises
   Ltd., Cl. A(1)                     (250,000)   $ (5,280,000)
New York Community Bancorp, Inc.      (664,000)     (7,264,160)
                                                  ------------
Total Common Stock Securities Sold
   Short (Proceeds $(13,143,760))                 $(12,544,160)
                                                  ============


                  4 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

                                                          LEVEL 2--
                                                            OTHER        LEVEL 3--
                                           LEVEL 1--     SIGNIFICANT    SIGNIFICANT
                                          UNADJUSTED     OBSERVABLE    UNOBSERVABLE
                                         QUOTED PRICES      INPUTS        INPUTS           VALUE
                                        --------------   -----------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary               $   41,522,190   $        --    $       --    $   41,522,190
   Consumer Staples                         67,819,273            --            --        67,819,273
   Energy                                   59,703,893            --            --        59,703,893
   Financials                               86,558,627            --            --        86,558,627
   Health Care                              85,975,973            --            --        85,975,973
   Industrials                              30,547,598            --            --        30,547,598
   Information Technology                  303,387,388            --            --       303,387,388
   Materials                                39,949,073            --            --        39,949,073
Preferred Stocks                            17,728,200    21,504,730            --        39,232,930
Asset-Backed Securities                             --            --     1,310,580         1,310,580
Mortgage-Backed Obligations                         --     2,106,286            --         2,106,286
Convertible Corporate Bonds and Notes               --     5,147,029            --         5,147,029
Investment Company                         986,615,775            --            --       986,615,775
                                        --------------   -----------    ----------    --------------
Total Assets                            $1,719,807,990   $28,758,045    $1,310,580    $1,749,876,615
                                        --------------   -----------    ----------    --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Common Stock Securities Sold Short      $  (12,544,160)  $        --    $       --    $ (12,544,160)
Swaps                                               --      (699,492)           --         (699,492)
Options written                                     --            --            --                --
                                        --------------   -----------    ----------    --------------
Total Liabilities                       $  (12,544,160)  $  (699,492)   $       --    $ (13,243,652)
                                        --------------   -----------    ----------    --------------


                  5 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

WRITTEN OPTIONS AS OF JULY 31, 2009 ARE AS FOLLOWS:

                               NUMBER OF    EXERCISE   EXPIRATION   PREMIUMS
DESCRIPTION             TYPE   CONTRACTS      PRICE       DATE      RECEIVED   VALUE
-----------             ----   ---------    --------   ----------   --------   -----
Electronic Arts, Inc.    Put     3,000       $12.50      9/21/09    $440,997    $--

CREDIT DEFAULT SWAP CONTRACTS AS OF JULY 31, 2009 ARE AS FOLLOWS:

                                              BUY/SELL    NOTIONAL   RECEIVE
                              SWAP             CREDIT      AMOUNT     FIXED    TERMINATION
REFERENCE ENTITY          COUNTERPARTY       PROTECTION    (000S)      RATE        DATE        VALUE
----------------      --------------------   ----------   --------   -------   -----------   ---------
Republic of Austria   Morgan Stanley & Co.
                      International Ltd.     Buy           $10,000    2.67%      3/20/14     $(669,492)
                                                           -------                           ---------
                                             Total          10,000                            (669,492)
                                                                                             ---------
                                             Grand Total Buys                                 (669,492)
                                             Grand Total Sells                                      --
                                                                                             ---------
                                             Total Credit Default Swaps                      $(669,492)
                                                                                             =========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset


                  6 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on:


                  7 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES SOLD SHORT. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations in the annual and semiannual reports.

CONCENTRATION OF RISKS. The Fund from time to time may have elements of concentration risk due to the value of certain securities held compared to the overall net investments value of the Fund. Such concentrations may subject the Fund to additional risks.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the


                  8 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to


                  9 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives,


                  10 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of July 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $669,492. If a contingent feature would have been triggered as of July 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.


                  11 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The Fund has written put options on individual equity securities and, or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended July 31, 2009 was as follows:

                                                   PUT OPTIONS
                                             -----------------------
                                             NUMBER OF    AMOUNT OF
                                             CONTRACTS     PREMIUMS
                                             ---------   -----------
Options outstanding as of October 31, 2008        --     $        --
Options written                                8,000       1,501,424
Options closed or expired                     (5,000)     (1,060,427)
                                              ------     -----------
Options outstanding as of July 31, 2009        3,000     $   440,997
                                              ======     ===========

SWAP CONTRACTS


                  12 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk


                  13 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

     of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

               Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

ILLIQUID SECURITIES

As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.


                  14 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Quest Opportunity Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Federal tax cost of securities          $1,760,843,383
Federal tax cost of other investments      (13,584,757)
                                        --------------
Total federal tax cost                  $1,747,258,626
                                        ==============
Gross unrealized appreciation           $  111,879,725
Gross unrealized depreciation             (122,475,388)
                                        --------------
Net unrealized depreciation             $  (10,595,663)
                                        ==============


                  15 | Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                                                      Shares           Value
                                                                                   ------------   ---------------
COMMON STOCKS--91.4%
CONSUMER DISCRETIONARY--12.3%
AUTO COMPONENTS--1.2%
Goodyear Tire & Rubber Co. (The)(1)                                                   1,600,000   $    27,232,000
HOTELS, RESTAURANTS & LEISURE--2.6%
Bally Technologies, Inc.(1)                                                             300,000        10,863,000
Burger King Holdings, Inc.                                                            1,500,000        25,530,000
Pinnacle Entertainment, Inc.(1, 2)                                                    2,500,000        25,075,000
                                                                                                  ---------------
                                                                                                       61,468,000
                                                                                                  ---------------
LEISURE EQUIPMENT & PRODUCTS--1.4%
Mattel, Inc.                                                                          1,800,000        31,644,000
MEDIA--3.1%
Cablevision Systems Corp. New York Group, Cl. A                                       1,800,000        36,846,000
Time Warner Cable, Inc.(1)                                                            1,075,000        35,539,500
                                                                                                  ---------------
                                                                                                       72,385,500
                                                                                                  ---------------
SPECIALTY RETAIL--2.8%
Advance Auto Parts, Inc.                                                                500,000        23,115,000
Bed Bath & Beyond, Inc.(1)                                                              800,000        27,800,000
Chico's FAS, Inc.(1)                                                                  1,200,000        13,764,000
                                                                                                  ---------------
                                                                                                       64,679,000
                                                                                                  ---------------
TEXTILES, APPAREL & LUXURY GOODS--1.2%
Phillips/Van Heusen Corp.                                                               800,000        28,304,000
CONSUMER STAPLES--7.6%
BEVERAGES--2.0%
Molson Coors Brewing Co., Cl. B, Non-Vtg.                                             1,000,000        45,210,000
FOOD & STAPLES RETAILING--1.5%
Kroger Co. (The)                                                                      1,650,000        35,277,000
FOOD PRODUCTS--1.1%
Campbell Soup Co.                                                                       850,000        26,375,500
HOUSEHOLD PRODUCTS--1.1%
Energizer Holdings, Inc.(1)                                                             400,000        25,624,000
TOBACCO--1.9%
Lorillard, Inc.                                                                         600,000        44,232,000
ENERGY--6.1%
ENERGY EQUIPMENT & SERVICES--1.2%
Weatherford International Ltd.(1)                                                     1,500,000        28,140,000
OIL, GAS & CONSUMABLE FUELS--4.9%
Cabot Oil & Gas Corp., Cl. A                                                            650,000        22,834,500
Noble Energy, Inc.                                                                      400,000        24,448,000
Peabody Energy Corp.                                                                    800,000        26,488,000
Range Resources Corp.                                                                   600,000        27,846,000
Southern Union Co.                                                                      600,000        11,628,000
                                                                                                  ---------------
                                                                                                      113,244,500
                                                                                                  ---------------
FINANCIALS--16.7%
CAPITAL MARKETS--1.7%
Affiliated Managers Group, Inc.(1)                                                      250,000        16,505,000
Investment Technology Group, Inc.(1)                                                  1,000,000        22,350,000
                                                                                                  ---------------
                                                                                                       38,855,000
                                                                                                  ---------------


                  1 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                                                      Shares           Value
                                                                                   ------------   ---------------
COMMERCIAL BANKS--1.2%
Comerica, Inc.                                                                          300,000   $     7,152,000
Cullen/Frost Bankers, Inc.                                                              150,000         7,204,500
KeyCorp                                                                               1,500,000         8,670,000
Zions Bancorp                                                                           300,000         4,074,000
                                                                                                  ---------------
                                                                                                       27,100,500
                                                                                                  ---------------
CONSUMER FINANCE--0.9%
SLM Corp.(1)                                                                          2,500,000        22,225,000
DIVERSIFIED FINANCIAL SERVICES--0.7%
Fifth Street Finance Corp.                                                            1,500,000        15,525,000
INSURANCE--9.7%
ACE Ltd.                                                                                900,000        44,154,000
Assurant, Inc.                                                                        2,000,000        51,040,000
Everest Re Group Ltd.                                                                   700,000        56,154,000
Fidelity National Financial, Inc., Cl. A                                              2,000,000        28,700,000
National Financial Partners Corp.                                                     1,925,000        14,437,500
Transatlantic Holdings, Inc.                                                            650,000        30,751,500
                                                                                                  ---------------
                                                                                                      225,237,000
                                                                                                  ---------------
REAL ESTATE INVESTMENT TRUSTS--1.6%
BioMed Realty Trust, Inc.                                                             1,000,000        11,680,000
ProLogis                                                                              3,000,000        26,370,000
                                                                                                  ---------------
                                                                                                       38,050,000
                                                                                                  ---------------
THRIFTS & MORTGAGE FINANCE--0.9%
NewAlliance Bancshares, Inc.                                                          1,800,000        22,050,000
HEALTH CARE--8.9%
BIOTECHNOLOGY--0.5%
Cephalon, Inc.(1)                                                                       200,000        11,730,000
HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
Hospira, Inc.(1)                                                                      1,000,000        38,430,000
HEALTH CARE PROVIDERS & SERVICES--3.0%
Aetna, Inc.                                                                           1,200,000        32,364,000
DaVita, Inc.(1)                                                                         750,000        37,275,000
                                                                                                  ---------------
                                                                                                       69,639,000
                                                                                                  ---------------
LIFE SCIENCES TOOLS & SERVICES--2.5%
Charles River Laboratories International, Inc.(1)                                       500,000        16,535,000
Covance, Inc.(1)                                                                        325,000        17,923,750
Thermo Fisher Scientific, Inc.(1)                                                       500,000        22,640,000
                                                                                                  ---------------
                                                                                                       57,098,750
                                                                                                  ---------------
PHARMACEUTICALS--1.3%
Shire Ltd., ADR                                                                         700,000        31,367,000
INDUSTRIALS--11.6%
AEROSPACE & DEFENSE--2.5%
Goodrich Corp.                                                                          600,000        30,816,000
ITT Corp.                                                                               550,000        27,170,000
                                                                                                  ---------------
                                                                                                       57,986,000
                                                                                                  ---------------
AIR FREIGHT & LOGISTICS--0.9%
Atlas Air Worldwide Holdings, Inc.(1,2)                                                 850,000        21,216,000


                  2 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                                                      Shares           Value
                                                                                   ------------   ---------------
CONSTRUCTION & ENGINEERING--0.7%
Foster Wheeler AG(1)                                                                    700,000   $    16,170,000
ELECTRICAL EQUIPMENT--0.5%
General Cable Corp.(1)                                                                  300,000        11,631,000
INDUSTRIAL CONGLOMERATES--2.6%
Tyco International Ltd.                                                               2,000,000        60,440,000
MACHINERY--2.7%
Joy Global, Inc.                                                                        600,000        22,308,000
Navistar International Corp.(1)                                                       1,000,000        39,540,000
                                                                                                  ---------------
                                                                                                       61,848,000
                                                                                                  ---------------
ROAD & RAIL--0.8%
Norfolk Southern Corp.                                                                  450,000        19,462,500
TRADING COMPANIES & DISTRIBUTORS--0.9%
Aircastle Ltd.(2)                                                                     3,000,000        21,780,000
INFORMATION TECHNOLOGY--12.7%
COMMUNICATIONS EQUIPMENT--1.4%
ADC Telecommunications, Inc.(1)                                                       1,000,000         7,280,000
Juniper Networks, Inc.(1)                                                             1,000,000        26,130,000
                                                                                                  ---------------
                                                                                                       33,410,000
                                                                                                  ---------------
COMPUTERS & PERIPHERALS--0.8%
Seagate Technology                                                                    1,500,000        18,060,000
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.3%
Agilent Technologies, Inc.(1)                                                         1,500,000        34,830,000
Amphenol Corp., Cl. A                                                                   600,000        20,010,000
                                                                                                  ---------------
                                                                                                       54,840,000
                                                                                                  ---------------
IT SERVICES--3.4%
Affiliated Computer Services, Inc., Cl. A(1)                                            600,000        28,446,000
TeleTech Holdings, Inc.(1)                                                            3,000,000        50,160,000
                                                                                                  ---------------
                                                                                                       78,606,000
                                                                                                  ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.1%
Lam Research Corp.(1)                                                                   600,000        18,036,000
LSI Corp.(1)                                                                          4,000,000        20,720,000
Marvell Technology Group Ltd.(1)                                                      1,000,000        13,340,000
Varian Semiconductor Equipment Associates, Inc.(1)                                      600,000        19,224,000
                                                                                                  ---------------
                                                                                                       71,320,000
                                                                                                  ---------------
SOFTWARE--1.7%
Electronic Arts, Inc.(1)                                                                800,000        17,176,000
McAfee, Inc.(1)                                                                         500,000        22,290,000
                                                                                                  ---------------
                                                                                                       39,466,000
                                                                                                  ---------------
MATERIALS--3.9%
CHEMICALS--2.4%
Intrepid Potash, Inc.(1)                                                                350,000         8,841,000
Lubrizol Corp. (The)                                                                    820,216        47,515,113
                                                                                                  ---------------
                                                                                                       56,356,113
                                                                                                  ---------------
METALS & MINING--1.0%
Nucor Corp.                                                                             500,000        22,235,000


                  3 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                                                      Shares           Value
                                                                                   ------------   ---------------
PAPER & FOREST PRODUCTS--0.5%
Weyerhaeuser Co.                                                                        367,997   $    12,894,615
TELECOMMUNICATION SERVICES--2.4%
WIRELESS TELECOMMUNICATION SERVICES--2.4%
Crown Castle International Corp.(1)                                                   1,000,000        28,740,000
NII Holdings, Inc.(1)                                                                 1,200,000        27,624,000
                                                                                                  ---------------
                                                                                                       56,364,000
                                                                                                  ---------------
UTILITIES--9.2%
ELECTRIC UTILITIES--4.0%
Allegheny Energy, Inc.                                                                  900,000        22,689,000
Cleco Corp.                                                                           1,500,000        35,535,000
NV Energy, Inc.                                                                       3,000,000        34,500,000
                                                                                                  ---------------
                                                                                                       92,724,000
                                                                                                  ---------------
ENERGY TRADERS--1.0%
NRG Energy, Inc.(1)                                                                     825,000        22,448,250
GAS UTILITIES--1.4%
EQT Corp.                                                                               875,000        33,582,500
MULTI-UTILITIES--2.8%
CMS Energy Corp.                                                                      5,000,000        64,700,000
                                                                                                  ---------------
Total Common Stocks (Cost $2,025,307,176)                                                           2,128,662,728
                                                                                                  ---------------
INVESTMENT COMPANIES--8.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.42%(2, 3)                     183,376,315       183,376,315
SPDR KBW Regional Banking Exchange-Traded Fund                                          600,000        12,492,000
                                                                                                  ---------------
Total Investment Companies (Cost $197,169,640)                                                        195,868,315
                                                                                                  ---------------
TOTAL INVESTMENTS, AT VALUE (COST $2,222,476,816)                                          99.8%    2,324,531,043
                                                                                                  ---------------
Other Assets Net of Liabilities                                                             0.2         5,511,991
                                                                                                  ---------------
Net Assets                                                                                100.0%  $ 2,330,043,034
                                                                                                  ---------------


                  4 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                        SHARES
                                                     OCTOBER 31,       GROSS           GROSS         JULY 31,
                                                         2008        ADDITIONS       REDUCTIONS        2009
                                                     -----------   -------------   -------------   -----------
Aircastle Ltd.(a)                                      4,500,000              --       1,500,000     3,000,000
Atlas Air Worldwide Holdings, Inc.(a)                  1,400,000         533,100       1,083,100       850,000
Oppenheimer Institutional Money Market Fund, Cl. E   108,333,522     840,776,357     765,733,564   183,376,315
Orient Express Hotel Ltd., Cl. A                              --       3,098,000       3,098,000            --
Pinnacle Entertainment, Inc.(a)                        3,500,000       1,000,000       2,000,000     2,500,000

                                                                                    REALIZED
                                                         VALUE         INCOME      GAIN (LOSS)
                                                     ------------    ----------   ------------
Aircastle Ltd.(a)                                    $         --(b) $1,200,000   $(12,127,374)
Atlas Air Worldwide Holdings, Inc.(a)                          --(b)         --    (36,348,261)
Oppenheimer Institutional Money Market Fund, Cl. E    183,376,315     1,241,671             --
Orient Express Hotel Ltd., Cl. A                               --            --      4,220,336
Pinnacle Entertainment, Inc.(a)                                --(b)         --    (39,605,759)
                                                     ------------    ----------   ------------
                                                     $183,376,315    $2,441,671   $(83,861,058)
                                                     ============    ==========   ============

(a.) No longer an affiliate as of July 31, 2009.

(b.) The security is no longer an affiliate, therefore, the value has been excluded from this table.

(3.) Rate shown is the 7-day yield as of July 31, 2009.


                  5 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

                                                     LEVEL 2--         LEVEL 3--
                                   LEVEL 1--           OTHER          SIGNIFICANT
                                  UNADJUSTED        SIGNIFICANT      UNOBSERVABLE
                                 QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                --------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $  285,712,500          $--               $--       $  285,712,500
   Consumer Staples                176,718,500           --                --          176,718,500
   Energy                          141,384,500           --                --          141,384,500
   Financials                      389,042,500           --                --          389,042,500
   Health Care                     208,264,750           --                --          208,264,750
   Industrials                     270,533,500           --                --          270,533,500
   Information Technology          295,702,000           --                --          295,702,000
   Materials                        91,485,728           --                --           91,485,728
   Telecommunication Services       56,364,000           --                --           56,364,000
   Utilities                       213,454,750           --                --          213,454,750
Investment Companies               195,868,315           --                --          195,868,315
                                --------------          ---               ---       --------------
Total Assets                    $2,324,531,043          $--               $--       $2,324,531,043
                                --------------          ---               ---       --------------


                  6 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the


                  7 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the


                  8 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:


                  9 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.


                  10 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.


                  11 | Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended July 31, 2009 was as follows:

                                                   PUT OPTIONS
                                             -----------------------
                                             NUMBER OF   AMOUNT OF
                                             CONTRACTS    PREMIUMS
                                             ---------   -----------
Options outstanding as of October 31, 2008       5,750   $ 2,202,250
Options closed or expired                       (5,750)   (2,202,250)
                                                ------   -----------
Options outstanding as of July 31, 2009             --   $        --
                                                ======   ===========

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $2,357,379,071
                                 ==============
Gross unrealized appreciation    $  137,449,008
Gross unrealized depreciation      (170,297,036)
                                 --------------
Net unrealized depreciation      $  (32,848,028)
                                 ==============


                  12 | Oppenheimer Small- & Mid- Cap Value Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 09/11/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 09/11/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 09/11/2009